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Scudder Flag Investors Communications Fund

Classes A, B, C and Institutional

Annual Report

December 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Flag Investors Communications Fund	Nasdaq Symbol	CUSIP Number
Class A	TISHX	338331101
Class B	FTEBX	338331408
Class C	FTICX	338331606
Institutional Class	FLICX	338331507

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	10-Year
Class A	-39.31%	-34.57%	-5.47%	5.68%
S&P 500 Index++	-22.10%	-14.55%	-.59%	9.34%
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	Life of Class **
Class B	-39.80%	-35.08%	-6.18%	5.01%
S&P 500 Index++	-22.10%	-14.55%	-.59%	10.06%
Scudder Flag Investors Communications Fund		1-Year	3-Year	Life of Class ***
Class C		-39.81%	-35.07%	-12.93%
S&P 500 Index++		-22.10%	-14.55%	-3.90%
Scudder Flag Investors Communications Fund		1-Year	3-Year	Life of Class ****
Institutional Class+		-39.17%	-34.41%	-9.49%
S&P 500 Index++		-22.10%	-14.55%	-4.19%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class shares are not subject to sales charges.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/02	$ 11.27	$ 10.80	$ 10.81	$ 11.37
12/31/01	$ 18.57	$ 17.94	$ 17.96	$ 18.69

Class A Lipper Rankings*- Telecommunication Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	21	of	44	47
3-Year	10	of	16	59
5-Year	5	of	11	42
10-Year	2	of	4	40

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Flag Investors Communications Fund - Class A [] S&P 500 Index++

Yearly periods ended December 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class***	Life of Class**	10-Year
Class A(b)	Growth of $10,000	$5,722	$2,640	$7,116	-	-	$16,373
	Average annual total return	-42.78%	-35.85%	-6.58%	-	-	5.05%
Class B(b)	Growth of $10,000	$5,845	$2,686	$7,212	-	$14,778	-
	Average annual total return	-41.55%	-35.48%	-6.33%	-	5.01%	-
Class C(b)	Growth of $10,000	$6,024	$2,737	-	$5,609	-	-
	Average annual total return	-39.76%	-35.07%	-	-12.93%	-	-
S&P Index++	Growth of $10,000	$7,790	$6,239	$9,710	$8,471	$21,356	$24,433
	Average annual total return	-22.10%	-14.55%	-.59%	-3.90%	10.06%	9.34%

The growth of $10,000 is cumulative.

Growth of a $250,000 Investment*
[] Institutional Class [] S&P Index+

Yearly periods ended December 31

Comparative Results*
Scudder Flag Investors Communications Fund		1-Year	3-Year	Life of Class****
Institutional Class	Growth of $250,000	$152,225	$70,550	$158,425
	Average annual total return	-39.11%	-34.41%	-9.49%
S&P Index++	Growth of $250,000	$194,750	$155,975	$206,225
	Average annual total return	-22.10%	-14.55%	-4.19%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Institutional Class shares are not subject to sales charges.

* Returns and rankings during all periods shown reflect a contractual fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Class commenced operations on January 3, 1995. Index returns begin December 31, 1994.
*** The Class commenced operations on October 28, 1998. Index returns begin October 31, 1998.
****The Class commenced operations on June 4, 1998. Index returns begin May 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder Flag Investors Communications Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Communications Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche Flag Investors Communications Fund to Scudder Flag Investors Communications Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment or the way the fund is managed.

Portfolio Management Team

Bruce E. Behrens

Vice President and Principal of Alex. Brown Investment Management and Co-Manager of the fund.

• Joined ABIM in 1981 and co-managed the fund since its inception.

• Over 34 years of investment industry experience.

• MBA, University of Michigan.

• Member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Patrick J. O'Brien

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Joined ABIM in 2001.

• Co-managed the fund since May 1, 2002.

• Over 20 years of investment industry experience.

• MBA, Columbia University.

Below, Scudder Flag Investors Communications Fund's portfolio management team of Bruce E. Behrens and Patrick J. O'Brien discuss how the fund was positioned during fiscal year 2002.

Q: Calendar year 2002 marked one of the most unusual periods in stock market history. How did Scudder Flag Investors Communications Fund perform for the 12 months ended December 31, 2002?

A: Amid an extremely challenging market environment, Scudder Flag Investors Communications Fund posted a -39.31% return for the period (Class A shares unadjusted for sales charge) compared with a loss of -22.10% return for the unmanaged Standard & Poor's 500 Index. The S&P 500 Index is a diverse group of large-company stocks that is not available for direct investment.

Q: What factors led to the overall market decline and why was Scudder Flag Investors Communications Fund able to hold up slightly better than its peers?

A: Calendar year 2002 was a time of great volatility, marked by both the third consecutive year of decline in the S&P 500, something that hasn't happened in more than 60 years. It was also the third consecutive year of negative returns for the fund, an unprecedented period of weakness. While our resolve has been tested, market conditions have made us more convinced than ever that the fund's consistent investment discipline is sound. We note that for the five- and 10-year periods ended December 31, 2002, the fund outperformed its Lipper peer group average, returning -5.47% and 5.68%, respectively (average annual return for Class A shares unadjusted for sales charge) versus -6.36% and 4.66%, respectively, for the peer group.

In our view, the correction in the communications industry over the past 2-plus years is unfortunate, yet part of a natural cycle. The old saying, "Trees don't grow straight to the sky," is appropriate when describing the growth of this industry.

During the period of October 1, 1997 to March 31, 2000, Scudder Flag Investors Communications Fund rose 187.55%, on a cumulative basis, far surpassing the S&P 500 index (up 63.76%), but also far exceeding any reasonable level of sustainable returns going forward. This period of euphoria and rapid expansion led to the build-up of excess capacity and the attraction of greater competition from marginal companies. The combination of inflated expectations and valuations, along with the recent prolonged economic slowdown, has painfully corrected these excesses.

The good news is that the demand for communication services has continued to grow. Furthermore, we believe that this corrective phase is forcing out weaker companies, and will greatly benefit well-positioned and well-capitalized companies as the recovery continues to unfold.

As disappointing as 2002 was, in October and November, we saw the beginnings of what we believe has the potential to be a slow, gradual turnaround for the telecommunications sector and overall stock market. In this tempestuous time, we focused on high-quality, strongly capitalized companies with positive cash flow and solid market shares. This helped the fund preserve capital to a somewhat greater degree than most of its peers. Still, an anemic capital spending outlook, negative earnings revisions, the prospect of war, corporate bankruptcies and accounting problems all weighed heavily on the sector throughout the year.

In 2002, the fund maintained a diverse mix of communications stocks that included dividend-paying, regional bell operating companies (RBOCs), established media companies, international network operators, regional carriers, software firms and communications equipment providers. This mix helped the fund avoid overexposure to some of the worst elements of an industry that was severely tested by sharply reduced equipment orders, rapidly deteriorating market conditions in long distance services, scandals such as the WorldCom and Global Crossing bankruptcies and overexpansion at firms such as Lucent Technologies and Nortel Networks.

Top Performance Contributors and Detractors (12/31/01-12/31/02)
Five Best Contributors	Percent of net assets as of 12/31/02
Clear Channel Communications	3.2%
R.H. Donnelley	4.1%
Hughes Electronics	Sold
Orbital Sciences	Sold
Lamar Advertising	2.0%
Five Worst Detractors	Percent of net assets as of 12/31/02
AOL Time Warner, Inc.	1.4%
Qwest Communications	9.9%
Charter Communications, inc.	Sold
Convergys	4.9%
SBC Communications	6.0%

Source: Alex. Brown Investment Management

Q: Were there any areas of performance strength in communications for the fund during the period?

A: Many of the fund's media selections worked well as investors anticipated a rebound in advertising revenue from the worst slump since the 1990-1991 recession. Clear Channel Communications, which operates radio stations, and R.H. Donnelly, a printing and publishing firm, were added mid-year to the portfolio and each provided strong positive results. Gannett, the nation's largest newspaper chain, and Lamar Advertising, which specializes in billboard advertising, also made positive contributions to performance in fiscal year 2002. AOL Time Warner, on the other hand, languished amid management shake-ups, accounting problems and deteriorating results at its America Online unit.

Q: Did you make any significant structural changes in the portfolio this past year?

A: We reduced the number of holdings from 35 in the first quarter to 26 as of December 31, 2002 and in May, Patrick O'Brien joined the fund's management team. We refined and tightened our stock selection criteria as the number of attractive candidates for investment diminished. More of the industry, especially communications equipment makers, experienced severe losses, particularly in the second and third quarters. Throughout the year, we focused on companies such as Tellabs that aggressively pared costs to maintain positive cash flow, avoiding other firms where management appeared to be in a state of denial regarding changing business conditions. We also added stocks such as Tyco International (the fund's sixth largest holding as of 12/31/02) that we believed offered compelling value. Tyco, a conglomerate, faced intense regulatory scrutiny in 2002 over its accounting methods and the actions of a former chief executive. This intense scrutiny caused the stock to sell off dramatically. Therefore we believe there is untapped value in Tyco.

Q: What caused a rebound in communications stocks in the fourth quarter?

A: Strong performance by RBOCs and selected media companies helped the fund achieve solid positive results in the fourth quarter of 2002. The fund rose 24.64% (Class A shares unadjusted for sales charge) compared to 23.55% for the Lipper Telecommunications funds category average. We believe investors saw the telecommunications sector's glass as half full rather than half empty amid new potential regulatory relief, attractive stock values and signs that the collapse in telecom capital equipment spending may have bottomed. Qwest avoided bankruptcy and made progress towards restructuring its bank debt, surprising many investors. We have strong conviction that the firm will gradually recover. (Qwest was the fund's largest holding as of December 31, 2002.) During the fourth quarter, federal regulators indicated that they might end requirements that RBOCs provide long-distance companies with discounted access to their networks.

Q: What's your outlook for 2003?

A: In 2003, we plan to continue to focus on stocks with positive cash flow and sound management such as ALLTEL (a top 10 holding) and Tellabs, that we believe are well positioned to improve their competitive standing when the US economy rebounds. While we have found some opportunities in the equipment and long-distance markets, we remain cautious on the wireless industry, as many firms continue to hemorrhage cash. We need to see more evidence of a sustained turnaround. Overall, we feel the current market environment provides an opportunity for the fund to return to its historical roots and focus on achieving strong absolute returns. We feel a more inclusive interpretation of our communications sector investment mandate, as well as a somewhat greater willingness to hold cash when circumstances warrant, have the potential to make Scudder Flag Investors Communications Fund a sector fund with a difference.

We caution that the stock market has made many false recoveries during the past three years. We could very well see high volatility in the months ahead, especially given current global uncertainties. For 2003, we are generally more optimistic about the business spending environment for technology than the consumer area. However, we feel clear signs of increased product demand must be visible before telecommunications stocks rally for a sustained period.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Asset Allocation	12/31/02	12/31/01

Common Stocks	99%	82%
Repurchase Agreement	1%	4%
Cash Equivalents	-	14%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/02	12/31/01

National Carriers	30%	25%
Media	20%	26%
Communication Equipment	18%	17%
International Network Operations	17%	12%
Regional Carriers	9%	10%
Software & Applications	5%	7%
Multi-Industry	1%	-
Specialty Services	-	2%
Emerging Carriers	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2002 (62.6% of Portfolio)
1. Qwest Communications International, Inc. Provider of telecommunication services	9.9%
2. ALLTEL Corp. Provider of wireline and wireless communication as well as information services	8.6%
3. Black Box Corp. Manufacturer of wide area networking products	6.3%
4. Liberty Media Corp. Owner of video programming, communications and Internet businesses	6.3%
5. SBC Communications, Inc. Provider of telecommunication services	6.0%
6. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	5.8%
7. BCE, Inc. Provider of telecommunication services	5.7%
8. Convergys Corp. Developer of an array of billing and customer mangement solutions	4.9%
9. Level 3 Communications, Inc. Provider of telecommunication and information services	4.8%
10. Telefonos de Mexico SA de CV Provider of telecommunication services	4.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 100.5%
Communication Equipment 18.4%
Black Box Corp.	578,428	25,913,574
Celestica, Inc.* (c)	1,012,000	14,269,200
Tyco International Ltd.	1,398,000	23,877,840
Tellabs, Inc.*	1,500,000	10,905,000
		74,965,614
International Network Operators 17.0%
BCE, Inc. (c)	1,308,274	23,562,015
Telefonica SA (ADR) (c)	428,093	11,374,431
Telefonos de Mexico SA de CV "L" (ADR) (c)	553,000	17,684,940
Vodafone Group PLC (ADR) (c)	908,020	16,453,322
		69,074,708
Media 20.4%
AOL Time Warner, Inc.*	450,000	5,895,000
Clear Channel Communications, Inc.*	350,000	13,051,500
Comcast Corp. "A"* (c)	251,036	5,916,919
Gannett Co., Inc. (c)	100,000	7,180,000
Lamar Advertising Co.*	250,000	8,412,500
Liberty Media Corp. "A"* (c)	2,890,856	25,844,253
R.H. Donnelley Corp.*	573,200	16,800,492
		83,100,664
Multi-Industry 0.9%
Leucadia National Corp.	103,100	3,846,661
National Carriers 29.6%
BroadWing, Inc.*	4,500,000	15,840,000
Level 3 Communications, Inc.*	4,031,000	19,751,900
Qwest Communications International, Inc.* (c)	8,126,929	40,634,645
SBC Communications, Inc. (c)	917,789	24,881,260
Time Warner Telecom, Inc. "A"*	762,300	1,608,453
Verizon Communications, Inc.	454,716	17,620,245
		120,336,503
Regional Carriers 9.2%
ALLTEL Corp. (c)	697,000	35,547,000
General Communication, Inc. "A"*	303,600	2,037,156
		37,584,156
Software & Applications 5.0%
Convergys Corp.*	1,330,000	20,149,501
Total Common Stocks (Cost $495,820,750)		409,057,807

Repurchase Agreements 0.8%
Goldman Sachs, 1.02%, dated 12/31/2002, to be repurchased at $3,188,181 on 1/2/2003 (b) (Cost $3,188,000)	3,188,000	3,188,000

	% of Net Assets	Value ($)

Total Portfolio (Cost $499,008,750) (a)	101.3	412,245,807
Securities Lending Collateral Investment in the Daily Assets Fund Institutional as collateral for securities loaned (interest rate 1.39%)	24.7	100,443,915
Other Assets and Liabilities, Net	(26.0)	(105,633,664)
Net Assets	100.0	407,056,058

* Non-income producing security.
(a) The cost for federal income tax purposes was $509,846,105. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $97,600,298. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,474,682 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $158,074,980.
(b) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2002 amounted to $94,108,680 which is 22.8% of the Portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $499,008,750)	$ 412,245,807
Collateral received for securities on loan	100,443,915
Receivable for investments sold	4,162,401
Dividends receivable	665,888
Receivable for Fund shares sold	26,484
Other assets	32,922
Total assets	517,577,417
Liabilities
Due to custodian bank	4,162,350
Payable for collateral under securities lending agreements	100,443,915
Payable for Fund shares redeemed	4,266,605
Accrued advisory fee	473,385
Other accrued expenses and payables	1,175,104
Total liabilities	110,521,359
Net assets, at value	$ 407,056,058
Net Assets
Net assets consist of: Accumulated net investment loss	(272,998)
Net unrealized appreciation (depreciation) on investments	(86,762,943)
Accumulated net realized gain (loss)	(511,920,767)
Paid-in capital	1,006,012,766
Net assets, at value	$ 407,056,058

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($301,658,538 / 26,766,132 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 11.27
Maximum offering price per share (100 / 94.25 of $11.27)	$ 11.96
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($87,122,667 / 8,063,452 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 10.80
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,922,034 / 1,472,400 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 10.81
Institutional Class Net Asset Value, offering and redemption price per share ($2,352,819 / 206,922 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 11.37

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $209,320)	$ 7,306,290
Interest	369,608
Security lending	502,898
Total Income	8,178,796
Expenses: Investment advisory fee	4,893,510
Administrator fee	865,841
Services to shareholders	2,415,131
Custodian and accounting fees	173,653
Distribution and shareholder servicing fees	2,546,198
Auditing	38,772
Legal	72,003
Directors' fees and expenses	27,166
Reports to shareholders	192,263
Registration fees	60,957
Other	21,616
Total expenses, before expense reductions	11,307,110
Expense reductions	(865,841)
Total expenses, after expense reductions	10,441,269
Net investment income (loss)	(2,262,473)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(347,314,530)
Net unrealized appreciation (depreciation) during the period on investments	(23,305,914)
Net gain (loss) on investment transactions	(370,620,444)
Net increase (decrease) in net assets resulting from operations	$ (372,882,917)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001(a)
Operations: Net investment income (loss)	$ (2,262,473)	$ (5,665,465)
Net realized gain (loss) on investment transactions	(347,314,530)	(45,613,684)
Net realized gain (loss) from investment transactions allocated from the Communications Portfolio	-	(76,265,781)
Net unrealized appreciation (depreciation) on investment transactions during the period	(23,305,914)	(261,126,168)
Net change in unrealized appreciation/depreciation on investments allocated from the Communications Portfolio	-	(100,247,517)
Net increase (decrease) in net assets resulting from operations	(372,882,917)	(488,918,615)
Fund share transactions: Proceeds from shares sold	49,166,045	155,486,051
Cost of shares redeemed	(272,477,138)	(390,088,658)
Net increase (decrease) in net assets from Fund share transactions	(223,311,093)	(234,602,607)
Increase (decrease) in net assets	(596,194,010)	(723,521,222)
Net assets at beginning of period	1,003,250,068	1,726,771,290
Net assets at end of period (including accumulated net investment loss of $272,998 and $220,393, respectively)	$ 407,056,058	$ 1,003,250,068

a On April 27, 2001, the Communications Portfolio closed. The Statement of Changes in Net Assets includes the Fund's information as a stand-alone and feeder fund for their respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 18.57	$ 26.37	$ 43.65	$ 34.23	$ 19.37
Income (loss) from investment operations: Net investment income (loss)	(.03)[f]	(.05)	.03	.23	.12
Net realized and unrealized gain (loss) on investment transactions	(7.27)	(7.75)	(14.76)	14.83	16.05
Total from investment operations	(7.30)	(7.80)	(14.73)	15.06	16.17
Less distributions from: Net investment income	-	-	(.09)	(.33)	(.40)
Net realized gains on investment transactions	-	-	(2.46)	(5.31)	(.91)
Total distributions	-	-	(2.55)	(5.64)	(1.31)
Net asset value, end of period	$ 11.27	$ 18.57	$ 26.37	$ 43.65	$ 34.23
Total Return (%)[a]	(39.31)[g]	(29.54)[g]	(34.52)	45.47	85.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	302	728	1,240	2,116	1,276
Ratio of expenses before expense reductions (%)	1.77	1.39[b]	1.10[d]	.96	1.05
Ratio of expenses after expense reductions (%)	1.62	1.24[b]	1.05[d]	.96	1.05
Ratio of net investment income (loss) (%)	(.20)	(.22)	.09	.62	.48
Portfolio turnover rate (%)	43	14[c]	11[e]	17	14
[a] Total return does not reflect the effect of any sales charges.
[b] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.
[c] Beginning on April 27, 2001, the Communications Portfolio was closed (see Note A in the Notes to Financial Statements). The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[d] This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and ..23% before waivers.
[e] Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[f] Based on average shares outstanding during the period.
[g] Total Return would have been lower had certain expenses not been reduced.

Class B
Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 17.94	$ 25.66	$ 42.85	$ 33.80	$ 19.22
Income (loss) from investment operations: Net investment income (loss)	(.11)[f]	(.24)	(.23)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(7.03)	(7.48)	(14.46)	14.58	15.83
Total from investment operations	(7.14)	(7.72)	(14.69)	14.55	15.81
Less distributions from: Net investment income	-	-	(.04)	(.19)	(.32)
Net realized gains on investment transactions	-	-	(2.46)	(5.31)	(.91)
Total distributions	-	-	(2.50)	(5.50)	(1.23)
Net asset value, end of period	$ 10.80	$ 17.94	$ 25.66	$ 42.85	$ 33.80
Total Return (%)[a]	(39.80)[g]	(30.90)[g]	(35.04)	44.42	83.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87	222	396	593	165
Ratio of expenses before expense reductions (%)	2.52	2.14[b]	1.85[d]	1.71	1.80
Ratio of expenses after expense reductions (%)	2.37	1.99[b]	1.80[d]	1.71	1.80
Ratio of net investment income (loss) (%)	(.95)	(.97)	(.68)	(.15)	(.35)
Portfolio turnover rate (%)	43	14[c]	11[e]	17	14
[a] Total return does not reflect the effect of any sales charges.
[b] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
[c] Beginning on April 27, 2001, the Communications Portfolio was closed (see Note A in the Notes to Financial Statements). The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[d] This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and ..23% before waivers.
[e] Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[f] Based on average shares outstanding during the period.
[g] Total Return would have been lower had certain expenses not been reduced.

Class C
Years Ended December 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.96	$ 25.69	$ 42.88	$ 33.84	$ 25.50
Income (loss) from investment operations: Net investment income (loss)	(.12)[g]	(.25)	(.22)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(7.03)	(7.48)	(14.47)	14.56	9.21
Total from investment operations	(7.15)	(7.73)	(14.69)	14.54	9.20
Less distributions from: Net investment income	-	-	(.04)	(.19)	(.21)
Net realized gains on investment transactions	-	-	(2.46)	(5.31)	(.65)
Total distributions	-	-	(2.50)	(5.50)	(.86)
Net asset value, end of period	$ 10.81	$ 17.96	$ 25.69	$ 42.88	$ 33.84
Total Return (%)[b]	(39.81)[h]	(30.09)[h]	(35.02)	44.33	36.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	41	73	91	3
Ratio of expenses before expense reductions (%)	2.52	2.14[c]	1.85[e]	1.70	1.85*
Ratio of expenses after expense reductions (%)	2.37	1.99[c]	1.80[e]	1.70	1.85*
Ratio of net investment income (loss) (%)	(.95)	(.97)	(.69)	(.20)	(.61)*
Portfolio turnover rate (%)	43	14[d]	11[f]	17	14
[a] For the period October 28, 1998 (commencement of operations) to December 31, 1998.
[b] Total return does not reflect the effect of any sales charges.
[c] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
[d] Beginning on April 27, 2001, the Communications Portfolio was closed (see Note A in the Notes to Financial Statements). The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[e] This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were 0.19% after waivers and ..23% before waivers.
[f] Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[g] Based on average shares outstanding during the period.
[h] Total Return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Institutional Class
Years Ended December 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.69	$ 26.47	$ 43.76	$ 34.27	$ 23.26
Income (loss) from investment operations: Net investment income (loss)	.00[f,h]	.01	.12	.27	.06
Net realized and unrealized gain (loss) on investment transactions	(7.32)	(7.79)	(14.81)	14.93	12.17
Total from investment operations	(7.32)	(7.78)	(14.69)	15.20	12.23
Less distributions from: Net investment income	-	-	(.14)	(.40)	(.31)
Net realized gains on investment transactions	-	-	(2.46)	(5.31)	(.91)
Total distributions	-	-	(2.60)	(5.71)	(1.22)
Net asset value, end of period	$ 11.37	$ 18.69	$ 26.47	$ 43.76	$ 34.27
Total Return (%)	(39.17)[g]	(29.39)[g]	(34.37)	45.89	53.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	12	18	28	1
Ratio of expenses before expense reductions (%)	1.52	1.14[b]	.85[d]	.72	.83*
Ratio of expenses after expense reductions (%)	1.37	.99[b]	.80[d]	.72	.83*
Ratio of net investment income (loss) (%)	.05	.05	.33	.86	.49*
Portfolio turnover rate (%)	43	14[c]	11[e]	17	14
[a] For the period June 4, 1998 (commencement of operations) to December 31, 1998.
[b] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.
[c] Beginning on April 27, 2001, the Communications Portfolio was closed (see Note A in the Notes to Financial Statements). The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[d] This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and ..23% before waivers.
[e] Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
[f] Based on average shares outstanding during the period.
[g] Total Return would have been lower had certain expenses not been reduced.
h Amount is less than $.005.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Flag Investors Communications Fund, Inc. ("Scudder Flag Investors Communications Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

On March 26, 2001, the board approved dissolving the Communications master-feeder structure and converting Communication to a stand-alone fund. On April 27, 2001, the Communications Fund received assets with a value of $1,493,477,955 which included unrealized appreciation of $197,666,585 from the Communications Portfolio of Deutsche Investors Portfolios Trust in a tax free exchange for its beneficial ownership in the Portfolio.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $494,783,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000) and December 31, 2010 ($344,993,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $6,300,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (494,783,000)
Unrealized appreciation (depreciation) on investments	$ (97,600,298)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $244,805,716 and $427,589,384 respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Investment Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2002, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2002, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive 0.15% of the Fund's average daily net assets. Accordingly, for the year ended December 31, 2002, the Administrator Service Fee aggregated $865,841, all of which was waived.

Service Provider Fees. ICCC is the Fund's accounting and transfer agent. Effective December 16, 2002, the Board voted to replace ICCC with Scudder Investments Service Company ("SISC") as the Fund's transfer agent. The amount charged to the Fund by ICCC for accounting services aggregated $116,645, of which $11,107 is unpaid at December 31, 2002. Transfer agent charges to the Fund by ICCC and SISC aggregated $1,515,021, of which $483,220 is unpaid at December 31, 2002.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, is the Fund's custodian. The amount charged to the Fund by the custodian aggregated $55,880, of which $37,445 is unpaid at December 31, 2002.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2002
Class A	$ 1,054,601	$ 69,181
Class B	944,307	59,405
Class C	174,390	10,828
	$ 2,173,298	$ 139,414

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2002	Effective Rate
Class B	$ 314,769	$ 19,802	0.25%
Class C	58,131	3,610	0.25%
	$ 372,900	$ 23,412

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2002 aggregated $22,414.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2002, the CDSC for Class B and C shares aggregated $752,028 and $5,568, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,235,352	$ 43,937,796	4,766,958	$ 113,454,424
Class B	245,850	3,297,482	1,051,756	25,166,072
Class C	115,313	1,484,363	608,959	15,046,958
Institutional Class	30,390	446,404	67,224	1,818,597
		$ 49,166,045		$ 155,486,051
Shares redeemed
Class A	(15,661,929)	$ (200,407,536)	(12,586,513)	$ (278,701,400)
Class B	(4,550,588)	(55,438,876)	(4,131,402)	(85,556,417)
Class C	(947,430)	(11,477,950)	(1,139,795)	(23,972,570)
Institutional Class	(470,831)	(5,152,776)	(96,776)	(1,858,271)
		$(272,477,138)		$ (390,088,658)
Net increase (decrease)
Class A	(12,426,577)	$ (156,469,740)	(7,819,555)	$ (165,246,976)
Class B	(4,304,738)	(52,141,394)	(3,079,646)	(60,390,345)
Class C	(832,117)	(9,993,587)	(530,836)	(8,925,612)
Institutional Class	(440,441)	(4,706,372)	(29,552)	(39,674)
		$ (223,311,093)		$ (234,602,607)

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, market, credit and liquidity risk associated with such investments. At December 31, 2002, $100,443,915 of the cash collateral was invested in the Daily Assets Fund Institutional. Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Daily Assets Fund Institutional Fund's Advisor.

F. Subsequent Event

On November 5, 2002 Deutsche Bank AG agreed to sell its Global Securities Services business to State Street Bank, Inc. ("State Street"). This sale included US custody, securities lending, and other processing services located in Europe, Asia, and the Americas and closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Funds. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Fund's Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Fund, subject to DBT Co. oversight. Furthermore, certain of the Funds currently use DBT Co. and DBAG, NY ("Deutsche") as its securities lending agent. Therefore, in connection with the transaction the Board on January 13, 2003 approved an interim outsourcing arrangement that allows a State Street subsidiary to perform certain aspects of securities lending services for all Funds authorized to participate in securities lending, subject to oversight from Deutsche. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Fund's permanent custodian. At a later date, Deutsche Asset Management will make recommendations to the Funds' Board regarding its securities lending program, but Deutsche will remain as securities lending agent until such time as the Board approves a new securities lending agent for the Funds.

Report of Independent Accountants

To the Board of Directors and Shareholders of Flag Investors Communications Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Flag Investors Communications Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal years presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP Boston, Massachusetts February 14, 2003

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Flag Investors Communications Fund (the "fund") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	34,461,023	696,622
S. Leland Dill	34,457,392	700,253
Martin J. Gruber	34,461,961	695,684
Richard T. Hale	34,467,252	690,393
Joseph R. Hardiman	34,458,176	699,469
Richard J. Herring	34,470,559	687,086
Graham E. Jones	34,462,648	694,997
Rebecca W. Rimel	34,454,679	702,966
Philip Saunders, Jr.	34,461,291	696,354
William N. Searcy	34,465,324	692,321
Robert H. Wadsworth	34,460,821	696,824

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
33,900,217	688,398	569,030

3. To approve a new investment sub-advisory agreement (a "New Sub-Advisory Agreement") among the fund, Deutsche Asset Management, Inc. ("DeAM, Inc.") and Alex. Brown Investment Management ("ABIM") (the "Sub-Advisor") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
33,870,593	714,913	572,139

Directors and Officers

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Director since 1996	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Director since 1996	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with The Flag Investors Communications Fund, Inc.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes